                                                                    Exhibit 4.16


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                           DOMINION RESOURCES, INC.

                                      and

                        [UNDERWRITERS' REPRESENTATIVE]



                              __________________



                         FORM OF REMARKETING AGREEMENT

                           Dated as of [Insert Date]



================================================================================

                               TABLE OF CONTENTS

                                                                           Page
Section 1.     Definitions..................................................  1
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Section 2.     Appointment and Obligations of the Remarketing Agent.........  2
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Section 3.     Representations, Warranties and Agreements of the Company....  3
----------     ---------------------------------------------------------
Section 4.     Officers' Certificates.......................................  6
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Section 5.     Fees and Expenses............................................  6
----------     -----------------
Section 6.     Further Agreements of the Company............................  7
----------     ---------------------------------
Section 7.     Conditions to the Remarketing Agent's Obligations............  9
----------     -------------------------------------------------
Section 8.     Indemnification.............................................. 15
----------     ---------------
Section 9.     Contribution................................................. 17
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Section 10.    Resignation and Removal of the Remarketing Agent............. 18
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Section 11.    Dealing in the Remarketed Senior Notes....................... 18
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Section 12.    Remarketing Agent's Performance; Duty of Care................ 19
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Section 13.    Termination.................................................. 19
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Section 14.    Notices...................................................... 19
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Section 15.    Persons Entitled to Benefit of Agreement..................... 19
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Section 16.    Survival..................................................... 20
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Section 17.    Governing Law................................................ 20
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Section 18.    Counterparts................................................. 20
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Section 19.    Headings..................................................... 20
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

                           DOMINION RESOURCES, INC.

                 200_ Series __ __% Senior Notes, due _______

                             REMARKETING AGREEMENT

                                                                   [Insert Date]

[Underwriters' Representative]


Ladies and Gentlemen:

          [Underwriters' Representative] is undertaking to remarket the 200_ Series __ __% Senior Notes, due _______ (the "Senior Notes"), issued by Dominion Resources, Inc., a Virginia corporation (the "Company"), pursuant to the Indenture, dated as of June 1, 2000, between the Company and The Chase Manhattan Bank, as Trustee (the "Indenture Trustee"), as amended and supplemented by the _____ Supplemental Indenture, dated _______ (as amended and supplemented, the "Indenture").

          The Remarketing (as defined below) of the Senior Notes is provided for in the Indenture.

          Section 1.  Definitions.

     (a) Capitalized terms used and not defined in this Agreement shall have the meanings set forth in the Purchase Contract Agreement, dated as of [Insert Date] (the "Purchase Contract Agreement"), between the Company and ______________________, as Purchase Contract Agent (the "Purchase Contract Agent), or in the Indenture.

     (b) As used in this Agreement, the following terms have the following meanings:

          "Principal Amount" means the principal amount of a Senior Note, or $__;

          "Remarketed Senior Notes" means the Senior Notes subject to the Remarketing, as identified to the Remarketing Agent by the Purchase Contract Agent after 3:00 p.m. on the fourth Business Day immediately preceding the Purchase Contract Settlement Date;

          "Remarketing Procedures" means the procedures in connection with the Remarketing of the Senior Notes described in the Indenture;

          "Remarketing" means the remarketing of the Remarketed Senior Notes pursuant to the Remarketing Procedures; and

          "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

          Section 2.  Appointment and Obligations of the Remarketing Agent.

     (a) The Company hereby appoints [Underwriters' Representative] as exclusive remarketing agent (the "Remarketing Agent"), and [Underwriters' Representative] hereby accepts appointment as Remarketing Agent, for the purpose of (1) Remarketing Remarketed Senior Notes on behalf of the holders thereof and
(2) performing such other duties as are assigned to the Remarketing Agent in the Remarketing Procedures, all in accordance with and pursuant to the Remarketing Procedures.

     (b) The Remarketing Agent agrees to (1) use commercially reasonable efforts to remarket the Remarketed Senior Notes tendered or deemed tendered to the Remarketing Agent in the Remarketing, (2) provide prompt notice of the Reset Rate as set forth in this Agreement and (3) carry out such other duties as are assigned to the Remarketing Agent in the Remarketing Procedures, all in accordance with the provisions of the Remarketing Procedures.

     (c) On the third Business Day immediately preceding the Purchase Contract Settlement Date (the "Remarketing Date"), the Remarketing Agent shall use commercially reasonable efforts to remarket, at a price equal to ___% of the aggregate principal amount thereof, the Remarketed Senior Notes tendered or deemed tendered for purchase.

     (d) If, as a result of the efforts described in Section 2(b), the Remarketing Agent determines that it will be able to remarket all Remarketed Senior Notes tendered or deemed tendered for purchase at a price of ___% of the aggregate principal amount of such Remarketed Senior Notes prior to 4:00 p.m. (New York City time) on the Remarketing Date, the Remarketing Agent shall determine the Reset Rate, which shall be the rate per annum (rounded to the nearest one-thousandth (0.001) of one percent per annum) that the Remarketing Agent determines, in its sole judgment, to be the lowest rate per annum that will enable it to remarket all Remarketed Senior Notes tendered or deemed tendered for Remarketing at the aforementioned purchase price.

     (e) Upon receipt of the proceeds from the Remarketing, the Remarketing Agent shall:

          (1) remit to the Collateral Agent the portion of the proceeds from the Remarketing of the Remarketed Senior Notes subject to the Pledge Agreement equal to ___% of the Principal Amount of such Remarketed Senior Notes;

          (2) remit to the Holders of Remarketed Senior Notes not subject to the Pledge Agreement the portion of the proceeds from the Remarketing equal to ___% of the Principal Amount of such Remarketed Senior Notes, and

          (3) retain an amount equal to __% of the Principal Amount for the performance of its services as Remarketing Agent hereunder.

     (f) If none of the holders of Remarketed Senior Notes elects, or is deemed to have elected, to have Remarketed Senior Notes remarketed in the Remarketing, the Remarketing Agent shall, in its sole discretion after consultation with the Company, determine the rate that would have been established had a Remarketing been held on the Remarketing Date, and such rate shall be the Reset Rate. By approximately 4:30 p.m. (New York City time) on the Remarketing Date, the Remarketing Agent shall advise by telephone (promptly confirmed in writing) the Depositary, the Indenture Trustee and the Company of such Reset Rate.

     (g) If, by 4:00 p.m. (New York City time) on the Remarketing Date, the Remarketing Agent is unable to remarket all Remarketed Senior Notes tendered or deemed tendered for purchase, a failed Remarketing ("Failed Remarketing") shall be deemed to have occurred, and the Remarketing Agent shall so advise by telephone (promptly confirmed in writing) the Depositary, the Purchase Contract Agent, the Indenture Trustee and the Company. In the event of a Failed Remarketing, the Reset Rate shall be equal to the Two-Year Benchmark Rate plus the Applicable Spread and, by approximately 4:30 p.m. (New York City time) on the Remarketing Date, the Remarketing Agent shall advise by telephone (promptly confirmed in writing) the Depositary, the Indenture Trustee and the Company of such Reset Rate.

     (h) Provided that there has not been a Failed Remarketing, by approximately 4:30 p.m. (New York City time), on the Remarketing Date, the Remarketing Agent shall advise, by telephone (promptly confirmed in writing in the case of clause
(1)):

         (1) the Depositary, the Indenture Trustee and the Company of the Reset Rate determined in the Remarketing and the number of Remarketed Senior Notes sold in the Remarketing;

         (2) each purchaser (or the Clearing Agency Participant thereof) of Remarketed Senior Notes of the Reset Rate and the number of Remarketed Senior Notes such purchaser is to purchase; and

         (3) each purchaser to give instructions to its Clearing Agency Participant to pay the purchase price on the Purchase Contract Settlement Date in immediately available funds against delivery of the Remarketed Senior Notes purchased through the facilities of the Depositary.

         Section 3.  Representations, Warranties and Agreements of the Company.

         The Company represents, warrants and agrees (i) on and as of the date hereof, (ii) on and as of the date the Prospectus Supplement or other Remarketing Materials (each as defined in Section 3(a) below) are first distributed in connection with the Remarketing (the "Commencement Date"), (iii) on and as of the Remarketing Date and (iv) on and as of the Purchase Contract Settlement Date that:

         (a) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

         (b) A registration statement on Form S-3 (File No. 333-_____) and an amendment or amendments thereto with respect to the initial offering of the Senior Notes has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; a registration statement on Form S-3, if required to be filed in connection with the Remarketing, also may be prepared by the Company in conformity with the requirements of the Securities Act and the Rules and Regulations and filed with the Commission under the Securities Act; and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended, (the "Trust Indenture Act"). Copies of such registration statement or registration statements that have become effective, and the amendment or amendments to such registration statements, have been delivered by the Company to the Remarketing Agent, in the case of documents not electronically available through the Commission's EDGAR filing system and, in the case of documents that are so available, to the extent requested by the Remarketing Agent.

          As used in this Agreement, "Effective Time" means the date and time as of which the last of such registration statements that have become effective or may be filed, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time of such last registration statement; "Preliminary Prospectus" means each prospectus relating to the Remarketed Senior Notes included in such last registration statement, or amendment thereto, before it became effective under the Securities Act and any prospectus relating to the Remarketed Senior Notes filed by the Company pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such last registration statement, as amended at its Effective Time, including documents incorporated by reference therein at such time and, if applicable, all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any information deemed to be part of such Registration Statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means each final prospectus relating to the Remarketed Senior Notes, as first filed pursuant to Rule 424(b) of the Rules and Regulations.

          Reference made herein to any Preliminary Prospectus, the Prospectus or any other information furnished by the Company to the Remarketing Agent for distribution to investors in connection with the Remarketing (the "Remarketing Materials") shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, or, in the case of Remarketing Materials, referred to as incorporated by reference therein, and any reference to any amendment or supplement to any Preliminary Prospectus, the Prospectus or the Remarketing Materials shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Preliminary Prospectus or the Prospectus incorporated by reference therein pursuant to Item 12 of Form S-3 or, if so incorporated, the Remarketing Materials, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section

     13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement.

        (c) The Commission has not issued an order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, the Prospectus or the Remarketing Materials.

        (d) The Registration Statement conforms (and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform) in all respects to the requirements of the Securities Act and the Rules and Regulations, and the Registration Statement, the Prospectus and the Remarketing Materials do not and will not, as of the Effective Date (as to the Registration Statement and any amendment thereto), as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) and as of the Commencement Date, Remarketing Date and Purchase Contract Settlement Date (as to the Registration Statement, the Prospectus and any Remarketing Materials) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation and warranty is made as to the statement of eligibility and qualification on Form T-1 of the Indenture Trustee under the Trust Indenture Act, or as to information contained in or omitted from the Registration Statement, the Prospectus or the Remarketing Materials in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent specifically for inclusion therein; the Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder.

        (e) Deloitte & Touche LLP, who certified certain of the Company's financial statements incorporated by reference in the Registration Statement and the Prospectus, [and, as of the date hereof, PricewaterhouseCoopers LLC, who certified the financial statements of Consolidated Natural Gas Company incorporated by reference in the Registration Statement and the Prospectus,] are independent public accountants as required by the Securities Act and the Rules and Regulations.

        (f) Except as reflected in, or contemplated by, the Registration Statement, the Prospectus or the Remarketing Materials, since the respective most recent dates as of which information is given in the Registration Statement, the Prospectus or any Remarketing Materials, there has not been any material adverse change or event which would result in a material adverse effect on the condition of the Company and its subsidiaries taken as a whole, financial or otherwise (a "Material Adverse Effect"). The Company and its subsidiaries taken as a whole has no material contingent financial obligation which is not disclosed in the Registration Statement, the Prospectus or the Remarketing Materials.

        (g) All of the issued and outstanding capital stock or membership interests of each significant subsidiary of the Company (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities
     Act) (each, a "Significant Subsidiary") has been duly authorized and is validly issued, fully paid and nonassessable and, with the exception of the outstanding preferred stock of Virginia Electric and Power Company which is owned by third parties, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, claim, encumbrance or equitable right.

        (h) The execution, delivery and performance of this Agreement, the Indenture and the Senior Notes and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby and the consummation of the transactions contemplated herein or therein (collectively, the "Transactions") and compliance by the Company with its obligations hereunder and thereunder does not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations, and the Company has full power and authority to perform under this Agreement.

        (i) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

        Section 4.  Officers' Certificates.

        Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Remarketing Agent or to counsel for the Remarketing Agent in connection with the Remarketing shall be deemed a representation and warranty by the Company to the Remarketing Agent as to the matters covered thereby on the date of such certificate.

        Section 5.  Fees and Expenses.

  (a) For the performance of its services as Remarketing Agent hereunder, the Remarketing Agent shall retain from the proceeds of the Remarketing an amount equal to __ basis points (__%) of the Principal Amount of each Remarketed Senior Note that is remarketed by the Remarketing Agent.

  (b)       The Company agrees to pay:

          (1) the costs incident to the preparation and printing of the Registration Statement, Prospectus and any Remarketing Materials and any amendments or supplements thereto, including all related registration and filing fees;

          (2) the costs of distributing the Registration Statement, Prospectus and any Remarketing Materials and any amendments or supplements thereto;

          (3) The fees and expenses of qualifying the Remarketed Senior Notes under the securities laws of the several jurisdictions as provided in
     Section 6(f) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Remarketing Agent);

          (4) all other costs and expenses incident to the performance of the obligations of the Company hereunder, including the fees and expenses of the Company's counsel; and

          (5) the reasonable fees and expenses of outside counsel to the Remarketing Agent in connection with their duties hereunder.

          Section 6.  Further Agreements of the Company.

          The Company covenants and agrees as follows:

          (a) (1) To prepare any registration statement or prospectus, if required, in connection with the Remarketing, in a form approved by the Remarketing Agent and to file any such prospectus pursuant to the Securities Act within the period required by the Rules and Regulations;

              (2) to advise the Remarketing Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed, in each such case excluding documents filed under the Exchange Act incorporated by reference, and to furnish the Remarketing Agent with copies of such notice;

              (3) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Remarketed Senior Notes;

              (4) to advise the Remarketing Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus, of the suspension of the qualification of any of the Remarketed Senior Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

        (b) To deliver promptly to the Remarketing Agent in New York City such number of the following documents as the Remarketing Agent shall request:
     (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the Indenture), (ii) the Prospectus and any amended or supplemented Prospectus, (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto) and (iv) any Remarketing Materials; and, if the delivery of a prospectus is required at any time in connection with the Remarketing and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason in the opinion of counsel to the Company or the Remarketing Agent it shall be necessary during such same period to amend or supplement the Registration Statement or Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Remarketing Agent and to file such document and to prepare and furnish without charge to the Remarketing Agent and to any dealer in Senior Notes as many copies as the Remarketing Agent may from time to time request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

        (c) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Remarketing Agent, be required by the Securities Act or requested by the Commission.

        (d) Prior to filing with the Commission (i) any amendment to the Registration Statement or supplement to the Prospectus (excluding documents filed under the Exchange Act incorporated by reference) or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Remarketing Agent and counsel to the Remarketing Agent; and to afford them a reasonable opportunity to comment on any such amendment or supplement.

        (e) As soon as practicable after the Effective Date of the Registration Statement to make "generally available to the Company's security holders" and to deliver to the Remarketing Agent an "earnings statement" of the Company and its subsidiaries (which need not be audited) in reasonable detail, covering a period of at least 12 months beginning within three months after the Effective Date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Securities Act. The terms "generally available to its security holders" and "earnings statement" shall have the meanings set forth in Rule 158 of the Rules and Regulations.

          (f) Promptly from time to time to take such action as the Remarketing Agent may reasonably request to qualify any of the Remarketed Senior Notes for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Remarketing Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Senior Notes; provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction in which it is not so qualified or to submit to any requirements which it deems unduly burdensome.

          Section 7.  Conditions to the Remarketing Agent's Obligations.

          The obligations of the Remarketing Agent hereunder are subject to (i) the accuracy, on and as of the date when made, of the representations and warranties of the Company contained herein or in any Certificates of any officer of the Company or any subsidiary of the Company delivered pursuant hereto, (ii) the performance by the Company of its obligations hereunder and (iii) each of the following additional terms and conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof or suspending the qualification of the Indenture, shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

          (b) The Remarketing Agent shall not have discovered and disclosed to the Company on or prior to the Remarketing Date that the Registration Statement, the Prospectus or the Remarketing Materials or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of counsel to the Remarketing Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading and the Company shall not have filed an amendment or supplement to the Registration Statement or otherwise acted to correct the matter so disclosed.

          (c) Counsel to the Company shall have furnished to the Remarketing Agent its written opinion, addressed to the Remarketing Agent and dated the Remarketing Date, in form and substance satisfactory to the Remarketing Agent, to the effect that:

               (i) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than those required under the Public Utility Holding Company Act of 1935, the Securities Act and the Rules and Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states) is necessary or required in connection with the due authorization, execution, delivery or performance of the Indenture, the Senior

          Notes and this Agreement by the Company or for the Remarketing of the Senior Notes. An appropriate order of the Commission with respect to the sale of the Corporate PIES, of which the Senior Notes are a part, under the Public Utility Holding Company Act of 1935, as amended, has been issued, and such order remains in effect at this date.

               (ii) The Indenture has been duly authorized, executed and delivered by, has been duly qualified under the Trust Indenture Act and constitutes a valid and binding obligation of, the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

               (iii) The Senior Notes have been duly authorized, executed, issued and delivered by the Company and constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

               (iv) The Remarketed Senior Notes and the Remarketing Agreement, when the Remarketed Senior Notes are remarketed pursuant to this Agreement, will conform to the descriptions thereof contained in the Prospectus and in any Remarketing Materials, and the Indenture is in substantially the form filed as an exhibit to the Registration Statement.

               (v) The Registration Statement was declared effective under the Securities Act, and the Indenture was qualified under the Trust Indenture Act, as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

               (vi) The Registration Statement and the Prospectus appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations (except that such counsel may express no comment or belief with respect to the financial statements and schedules and other financial or statistical information contained in the Registration Statement or Prospectus).

               (vii) The statements contained in the Prospectus under the captions "Description of Debt Securities," "Additional Terms of Senior Debt Securities," and "Description of the Senior Notes," insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitutes accurate summaries of the terms of such documents in all material respects.

               (viii) Based upon current law and the assumptions stated or referred to therein, the statements relating to the Remarketed Senior Notes set forth in the Prospectus or in the Remarketing Materials under the caption "United States Federal Income Tax Consequences," insofar as they purport to constitute summaries of matters of United States federal tax laws and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

     In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the Commonwealth of Virginia and the State of New York. Such counsel shall also advise the Remarketing Agent that although such counsel is not passing upon and assumes no responsibility or liability for the accuracy, completeness or fairness of the statements contained in the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Remarketing Date, they have no reason to believe that any of such documents (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when such documents became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Securities Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading. Such counsel shall also advise the Remarketing Agent that although such counsel is not passing upon and, except as set forth in clauses (vii) and (viii) above, assumes no responsibility or liability for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus and the Remarketing Materials and any further amendments and supplements thereto made by the Company prior to such date, such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus and the Remarketing Materials or any further amendment or supplement thereto made by the Company prior to such Remarketing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of the Commencement Date, the Remarketing Date and the Purchase Contract Settlement Date, either the Registration Statement, the Prospectus or the Remarketing Materials or any further amendment or supplement thereto made by the Company prior to such Remarketing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel may state that its opinion is given on the basis that any statement contained in a document incorporated by reference in the Prospectus or any further amendment or supplement thereto shall be deemed not to be contained in the Registration Statement or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed document incorporated by reference in the Prospectus or any further amendment or supplement thereto or in the Registration Statement or Prospectus.

          (d) The General Counsel of the Company shall have furnished to the Remarketing Agent a written opinion, addressed to the Remarketing Agent and dated the Remarketing Date, in form and substance satisfactory to the Remarketing Agent, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in Prospectus and in any Remarketing Materials and to enter into and perform its obligations under this Agreement and the Indenture. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

               (ii) Each Significant Subsidiary of the Company has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, has the power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and in any Remarketing Materials and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

               (iii) This Agreement has been duly authorized, executed and delivered by the Company.

               (iv) There are no actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened, to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject, other than (A) as described in the Prospectus or in any Remarketing Materials and (B) actions, suits or proceedings which such counsel believes are not likely to have a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement or to consummate the Transactions.

          (e) On the Remarketing Date, the Company shall have furnished to the Remarketing Agent a letter addressed to the Remarketing Agent and dated such date, in form and substance satisfactory to the Remarketing Agent, of Deloitte & Touche LLP or such other firm of nationally recognized independent public accountants satisfactory to the Remarketing Agent, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to certain financial information contained in the Prospectus and in the Remarketing Materials.

          (f) The Company shall have furnished to the Remarketing Agent a certificate, dated the Remarketing Date, of its President or any Vice President, stating that:

               (i) the representations, warranties and agreements of the Company contained in this Agreement are true and correct as of the Remarketing Date, and the Company performed all obligations and satisfied all conditions required of it under this Agreement; and

               (ii) no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose are pending before, or to such officer's knowledge, threatened by the Commission on the date hereof.

          (g) Subsequent to fifteen Business Days prior to the Remarketing Date and prior to the Remarketing on the Remarketing Date, except as reflected in, or contemplated by, the Registration Statement, the Prospectus and the Remarketing Materials, there shall not have occurred:

               (i) any change in the common stock or long-term debt of the Company (other than a decrease in the aggregate principal amount of such debt outstanding);

               (ii) any material adverse change in the general affairs, financial condition or earnings of the Company and its subsidiaries taken as a whole; or

               (iii) any material transaction entered into by the Company or a Significant Subsidiary other than a transaction in the ordinary course of business,

     the effect of which, in any such case described in clause (i), (ii) or
     (iii), is, in the reasonable judgment of the Remarketing Agent, so material and so adverse as to make it impracticable to proceed with the Remarketing on the terms and in the manner contemplated in the Prospectus, the Remarketing Materials and this Agreement.

        (h) Subsequent to fifteen Business Days prior to the Remarketing Date and prior to the Remarketing on the Remarketing Date, there shall not have occurred any of the following:

               (i) a downgrading in the rating accorded the Company's senior unsecured notes, or securities that are pari passu to the Company's senior unsecured notes, by any "nationally recognized statistical rating organization" (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act) or any public announcement by any such organization that it has under surveillance or review, with possible negative implications, its rating of such securities;


               (ii) any general suspension of trading in securities on the New York Stock Exchange or any limitation on prices for such trading or any restriction on the distribution of securities established by the New York Stock Exchange or by the Commission or by any federal or state agency or by the decision of any court;

               (iii) a suspension of trading of any securities of the Company on the New York Stock Exchange;

               (iv) a banking moratorium shall have been declared by federal or New York state authorities; or

               (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or crisis resulting in the declaration of a national emergency, or any material adverse change in the financial markets, the effect of which outbreak, escalation, declaration, calamity, crisis or material adverse change, in the reasonable judgment of the Remarketing Agent, makes it impracticable to proceed with the Remarketing on the terms and in the manner contemplated in the Prospectus, the Remarketing Materials and this Agreement.

        (i) Without the prior written consent of the Remarketing Agent, the Indenture shall not have been amended in any manner, or otherwise contain any provision not contained therein as of the date hereof that, in the reasonable judgment of the Remarketing Agent, materially changes the nature of the Remarketed Senior Notes or the Remarketing Procedures. The foregoing shall not require notice to, or the obtaining of consent from, the Remarketing Agent with respect to any amendment or change in the Indenture that does not materially change the nature of the Remarketed Senior Notes or the Remarketing Procedures.

        (j) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Remarketed Senior Notes, the Prospectus, the Registration Statement, the Remarketing Materials and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel to the Remarketing Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Remarketing Agent.

          Section 8.  Indemnification.

     (a) The Company agrees to indemnify and hold harmless the Remarketing Agent and each person who controls the Remarketing Agent within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, or any actions in respect thereof, to which the Remarketing Agent or any such controlling person may become subject, under the Securities Act, the Exchange Act or any other statute or common law and to reimburse the Remarketing Agent and any such controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable outside counsel fees) incurred by the Remarketing Agent or any such controlling person in connection with investigation or defending any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of, or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement or the Prospectus or in any amendment or supplement thereto (if any amendments or supplements thereto shall have been furnished) (B) any Preliminary Prospectus (if and when used prior to the Effective Date) or (C) any Remarketing Materials, or (ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing agreement, insofar as it relates to any Preliminary Prospectus, shall not inure to the benefit of the Remarketing Agent (or to the benefit of any such controlling person) on account of any losses, claims, damages, liabilities or actions arising out of the sale of the Remarketed Senior Notes to any person by the Remarketing Agent if it shall be established that a copy of the Prospectus, excluding any documents incorporated by reference (as supplemented or amended, if the Company shall have made any supplements or amendments which have been furnished to the Remarketing Agent), shall not have been sent or given by or on behalf of the Remarketing Agent to such person at or prior to the written confirmation of the sale to such person in any case where such delivery is required by the Securities Act and the Company satisfied its obligations pursuant to Section 6(b), if the misstatement or omission leading to such loss, claim, damage, liability or action was corrected in the Prospectus (excluding any documents incorporated by reference) as amended or supplemented, and such correction would have cured the defect giving rise to such loss, claim, damage, liability or action; and provided further that the indemnity agreement of the Company contained in this Section 8(a) shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was made in reliance upon information furnished herein or otherwise in writing to the Company by or on behalf of the Remarketing Agent for use therein. The indemnity agreement of the Company contained in this Section 8(a) and the representations and warranties of the Company contained in or made pursuant to Sections 3 and 4 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Remarketing Agent or any such controlling person, and shall survive the Remarketing of the Remarketed Senior Notes.

     (b) The Remarketing Agent agrees to indemnify and hold harmless the Company, its officers and directors and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, or any actions in respect thereof, to which they or any of them may become subject, under the Securities Act, the Exchange Act or any other statute or common law and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable outside counsel fees) incurred by them in connection with investigation or defending any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement or the Prospectus or in any amendment or supplement thereto (if any amendments or supplements thereto shall have been furnished) (B) any Preliminary Prospectus (if and when used prior to the Effective Date) or (C) any Remarketing Materials, or (ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished herein or in writing to the Company by or on behalf of the Remarketing Agent for use therein. The indemnity agreement of the Remarketing Agent contained in this Section 8(b) shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company or any such controlling person, and shall survive the Remarketing of the Remarketed Senior Notes.

     (c) Upon the receipt of notice of the commencement of any action against the Company or any of its officers or directors or any person controlling the Company or the Remarketing Agent or any person controlling the Remarketing Agent as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party (or parties) and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional outside counsel retained by them; provided that, if the defendants (including impleaded parties) in any such action include both the indemnified party and the indemnifying party (or parties) and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party (or parties), the indemnified party shall have the right to select separate counsel to assert such legal defenses and to participate otherwise in the defense of such action on behalf of such indemnified party. The indemnifying party shall bear the reasonable fees and expenses of outside counsel retained by the indemnified party if (i) the indemnified party shall have retained such counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to one local counsel), representing the indemnified parties under Section 8(a) or 8(b), as the case may be, who are parties to such action), (ii) the indemnifying party shall have elected not to assume the defense of such action, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the commencement of the action, or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. Notwithstanding the foregoing sentence, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (such consent not to be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such a proceeding), unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

          Section 9.  Contribution.

     (a) If the indemnification provided for in Section 8 hereof is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities, or actions in respect thereof, referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, or actions in respect thereof, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Remarketing Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations, including relative benefit. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or the Remarketing Agent on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Remarketing Agent agree that it would not be just and equitable if contribution pursuant to this Section 9 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 9. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim or action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          Section 10.  Resignation and Removal of the Remarketing Agent.

          The Remarketing Agent may resign and be discharged from its duties and obligations hereunder by giving 60 days' prior written notice to the Company, the Depositary and the Indenture Trustee. The Company may remove the Remarketing Agent by giving 60 days' prior written notice to the removed Remarketing Agent, the Depositary and the Indenture Trustee upon any of the following events:

               (i) the Remarketing Agent becomes involved as a debtor in a bankruptcy, insolvency or similar proceeding;

               (ii) the Remarketing Agent shall not be among the 10 underwriters with the largest volume underwritten in dollars, on a lead managed basis, of U.S. domestic debt securities during the twelve-month period ended as of the last calendar quarter preceding the Remarketing Date;

               (iii) the Remarketing Agent shall be subject to one or more legal restrictions preventing the performance of its obligations hereunder;

               (iv) the Remarketing Agent shall determine that (A) there has been an occurrence of a material adverse change of the kind described under Section 7(g)(ii) or (B) using its commercially reasonable efforts, the Remarketing Agent would be unable to consummate the Remarketing on the terms and in the manner contemplated in the Prospectus and the Remarketing Materials; or

               (v) the Company shall determine in its sole discretion that using its commercially reasonable efforts, the Remarketing Agent would be unable to consummate the Remarketing on the terms and in the manner contemplated in the Prospectus and the Remarketing Materials.

Notwithstanding any other provision in this Section 10, no such resignation nor any such removal shall become effective until the Company shall have appointed at least one nationally recognized broker-dealer as successor Remarketing Agent and such successor Remarketing Agent shall have entered into a remarketing agreement with the Company, in which it shall have agreed to conduct the Remarketing in accordance with the Remarketing Procedures. The provisions of Sections 5, 8 and 9 shall survive the resignation or removal of any Remarketing Agent pursuant to this Agreement.

          Section 11.  Dealing in the Remarketed Senior Notes.

          The Remarketing Agent, when acting as a Remarketing Agent or in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold and deal in any of the Remarketed Senior Notes. The Remarketing Agent may exercise any vote or join in any action which any beneficial owner of Remarketed Senior Notes may be entitled to exercise or take pursuant to the Indenture with like effect as if it did not act in any capacity hereunder. The

Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company as freely as if it did not act in any capacity hereunder.

          Section 12.  Remarketing Agent's Performance; Duty of Care.

          The duties and obligations of the Remarketing Agent shall be determined solely by the express provisions of this Agreement, the Indenture and the Senior Notes. No implied covenants or obligations of or against the Remarketing Agent shall be read into this Agreement, the Indenture or the Senior Notes. In the absence of bad faith on the part of the Remarketing Agent, the Remarketing Agent may conclusively rely upon any document furnished to it, which purports to conform to the requirements of this Agreement, the Indenture or the Senior Notes as to the truth of the statements expressed in any of such documents. The Remarketing Agent shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties. The Remarketing Agent, acting under this Agreement, shall incur no liability to the Company or to any holder of Remarketed Senior Notes in its individual capacity or as Remarketing Agent for any action or failure to act, on its part in connection with a Remarketing or otherwise, except if such liability is judicially determined to have resulted from the gross negligence or willful misconduct on its part.

          Section 13.  Termination.

          This Agreement shall terminate as to the Remarketing Agent on the effective date of the resignation or removal of the Remarketing Agent pursuant to Section 10. In addition, the obligations of the Remarketing Agent hereunder may be terminated by it by notice given to the Company prior to 10:00 a.m. (New York City time) on the Remarketing Date if, prior to that time, any of the events described in Sections 7(g), (h) and (i) shall have occurred.

          Section 14.  Notices.

          All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Remarketing Agent, shall be delivered or sent by mail, telex or facsimile transmission to [Underwriters' Representative Contact Information];

          (b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Prospectus, Attention: Treasurer (Fax: (804) 819-2211).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          Section 15.  Persons Entitled to Benefit of Agreement.

          This Agreement shall inure to the benefit of and be binding upon the Remarketing Agent, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (x) the representations, warranties, indemnity and contribution agreements and other agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of the Remarketing Agent and the person or persons, if any, who control the Remarketing Agent within the meaning of Section 15 of the Securities Act and (y) the indemnity and contribution agreements of the Remarketing Agent contained in Sections 8(b) and 9 of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing contained in this Agreement is intended or shall be construed to give any person, other than the persons referred to herein, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          Section 16.  Survival.

          The respective indemnities, representations, warranties and agreements of the Company and the Remarketing Agent contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the Remarketing and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          Section 17.  Governing Law.

          This Agreement shall be governed by, and construed in accordance with, the laws of New York.

          Section 18.  Counterparts.

          This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          Section 19.  Headings.

          The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement between the Company and the Remarketing Agent, please indicate your acceptance in the space provided for that purpose below.

                                    Very truly yours,

                                    DOMINION RESOURCES, INC.

                                    By: ___________________________
                                        Title:


Accepted:

[UNDERWRITERS' REPRESENTATIVE]

By: __________________________
     Authorized Representative